Exhibit 99.1



CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORTS  PURSUANT  TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended March 31, 2003, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  May 2, 2003                  /s/ Gary W. Rollins
                                    -----------------------
                                    Gary W. Rollins
                                    Chief Executive Officer, President
                                     and Chief Operating Officer

Date:  May 2, 2003                  /s/ Harry J. Cynkus
                                    -----------------------
                                    Harry J. Cynkus
                                    Chief Financial Officer and Treasurer